SOLICITATION OF PROXIES

                                  SCHEDULE 14A


                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12
         .......................................................................
                        Applied Signal Technology, Inc.


                        Applied Signal Technology, Inc.
                                 Brian M. Offi
                          Vice President-Finance, CFO
                           400 West California Avenue
                              Sunnyvale, CA 94086
         .......................................................................
      Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5) Total fee paid:
         .......................................................................
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         .......................................................................
         2) Form, Schedule or Registration Statement No.:
         .......................................................................
         3) Filing Party:
         .......................................................................
         4) Date Filed:
         .......................................................................





                        APPLIED SIGNAL TECHNOLOGY, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 12, 1997


                  The 1998 Annual Meeting of Shareholders of Applied Signal Technology, Inc. (the "Company") will be held at the Santa Clara Marriott Hotel, located at 2700 Mission College Boulevard, Santa Clara, California, on March 12, 1998 at 4:00 p.m., local time, for the following purposes:

                  1. To elect three (3) Class II directors to hold office until the 2000 Annual Meeting of Shareholders or until their respective successors are elected and qualified.

                  2. To vote on a proposal to ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending October 31, 1998.

                  3. To transact such other business as may properly come before the meeting, or any adjournment thereof.


                  Shareholders of record at the close of business on January 26, 1998 are entitled to notice of, and to vote at, this meeting and any continuation or adjournments thereof.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                               /s/ Gary L. Yancey
                                              ----------------------------------
                                              Gary L. Yancey, President

Sunnyvale, California
February 2, 1998

                  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.


                                 PROXY STATEMENT
                       1997 ANNUAL MEETING OF SHAREHOLDERS

                         APPLIED SIGNAL TECHNOLOGY, INC.
                           400 West California Avenue
                          Sunnyvale, California 94086
                                 (408) 749-1888

          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Applied Signal Technology, Inc., a California corporation (the "Company"), of Proxies for use at the Annual Meeting of Shareholders to be held on March 12, 1998, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are first being sent to shareholders, on approximately, February 9, 1998. The cost of the solicitation of Proxies will be borne by the Company. The Board may use the services of the Company's directors, officers and others to solicit Proxies, personally or by telephone. The Board may also arrange with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of ord by such persons and the Company may reimburse them for their reasonable out-of-pocket expenses incurred in so doing. The Annual Report to Shareholders for the fiscal year ended October 31, 1997, including financial statements mailed to shareholders concurrently with the mailing of this Proxy Statement.


                                  VOTING RIGHTS

          The voting securities of the Company entitled to vote at the Annual Meeting consist of shares of Common Stock. Only shareholders of record at the close of business on January 26, 1998 are entitled to notice of and to vote at the annual meeting. On that date, there were 8,597,151 shares of the Company's Common Stock issued and outstanding. Each share of CommonStock is entitled to one vote. The Company's Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or by proxy, shall constitute a quorum for the transaction of business at the meeting. If an executed Proxy is submitted without any instruction for the voting of such Proxy, the Proxy will be voted in favor of the proposals described.

          All shares represented by valid Proxies received prior to the Annual Meeting will be voted and, where a shareholder specifies by means of the Proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. A shareholder who signs and returns a Proxy will have the power to revoke it at any time before it is voted. A Proxy may be revoked by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date, or by appearing at the Annual Meeting and electing to vote in person.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of January 5, 1997 by (i) each person who is known by the Company to own beneficially more than 5 percent of the outstanding Common Stock of the Company, (ii) each of the Company's directors and director-nominees, (iii) the Chief Executive Officer and the other executive officers of the Company whose total salary and bonus for the year ended October 31, 1997 exceeded $100,000, and (iv) all directors and executive officers of the Company as a group.

                                            SHARES         PERCENT OF
NAME OF BENEFICIAL OWNER OF GROUP        BENEFICIALLY     COMMON STOCK
AND NATURE OF BENEFICIAL OWNERSHIP(1)        OWNED        OUTSTANDING
---------------------------------------- ---------------- ------------
David D. Elliman                              510,205 (2)         6.1%
  18 East 74th Street
  New York, NY 10021

James F. Collins                              413,311             4.9

John R. Treichler                             500,361               6

Gary L. Yancey                                460,361 (3)         5.5

Bani M. Scribner, Jr.                          16,564              *

Kenneth Snow                                   29,175 (4)          *

Kenway Wong                                    51,535 (5)

Brian M. Offi                                  26,426              *

Stuart G. Whittelsey, Jr.                       2,001              *

John P. Devine                                  1,000              *

All directors and executive officers        2,168,838 (6)        27.1
as a group (11 persons)

-----------
     *   Less than 1%



(1) Except as indicated in the footnotes to this table, the persons named in the table possess sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to joint tenancy, tenancy-in-common or community property laws, where applicable. Unless otherwise indicated, the business address of each of the beneficial owners is 400 W. California Avenue, Sunnyvale, CA 94086.


(2) Includes 100,000 shares held by Rama Investment Partners and 58,333 shares held by Pararock Limited Partnership (of which the reporting person is a general partner of which the reporting person disclaims beneficial ownership of shares in excess of his partnership interest); 150,417 shares held by Underhill Charitable Trust (of which the reporting person is a trustee; the reporting person disclaims beneficial ownership of share in excess of beneficiary's interest in the trust); 118,544 shares held by Trust u/w Isabel S. Rockefeller of which the reporting person is a trustee and a member of the reporting persons' immediate family is a beneficiary; 36,666 shares held by Trust u/d Avery Rockefeller of which the reporting person is Rockefeller Charitable Trust of which the reporting person is trustee and a beneficiary and the reporting person disclaims beneficial ownership of shares in excess of the reporting person's interest in the trust, 14,375 shares held by A.A. Rockefeller Trust of which the reporting person is a trustee and a beneficiary, and 12,391 shares held as an individual.

(3) Includes 360 shares subject to options that are exercisable within 60 days of January 5, 1998.

(4) Includes 5,360 shares subject to options that are exercisable within 60 days of January 5, 1998.

(5) Includes 4,700 shares subject to an option that is exercisable within 60 days of January 5, 1998.

(6) Includes 16,720 shares subject to options that are exercisable within 60 days of January 5, 1998.




                                  PROPOSAL ONE
                      NOMINATION AND ELECTION OF DIRECTORS

          The Company's Articles of Incorporation, as amended, provide for a classified Board of Directors consisting of two classes of directors. At the 1997 Annual Meeting of Shareholders, three Class I Directors were elected to terms expiring in 1999. three Class II Directors were elected in 1996 to terms expiring at this year's Annual Meeting. The Board has designated three current Directors as nominees for election at this meeting as Class II Directors (James F. Collins, John R. Treichler, and Stuart G. Whittelsey, Jr.). Directors elected at this meeting will serve until the 2000 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

          Management knows of no reason why any nominee should be unable or unwilling to serve. However, if any nominee(s) should for any reason be unable or unwilling to serve, the proxies will be voted for such substitute nominees as the Board may designate.

          If a quorum is present and voting, the nominees receiving the highest number of votes will be elected as directors. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present for purposes of determining if a quorum is present.

                  Set forth below is certain information with respect to age and background for each of the Company's directors.

                                                                        DIRECTOR
           NAME                  POSITIONS WITH THE COMPANY        AGE   SINCE
-------------------------- -------------------------------------- ----- --------
Class II directors, who are nominees for election at this annual meeting:

James F. Collins           Laboratory Manager and Director          55     1984

John R. Treichler          Senior Scientist and Director            50     1984

Stuart G. Whittelsey, Jr.  Director                                 68     1990

Class I directors, who se terms will expire at the 1999 Annual Meeting of Shareh

John P. Devine             Director                                 60     1995

David D. Elliman           Director                                 47     1991

Gary L. Yancey             President and Chairman of the Board      52     1984

          James F. Collins, a co-founder of the Company, has been a director of and employed by the Company since its incorporation in 1984. His present position with the Company is Laboratory Manager. Prior to co-founding the Company, Mr. Collins worked at ARGOSystems Inc., a manufacturer of electronic reconnaissance systems, for fourteen years, most recently serving in the Strategic Systems Division. Prior to working at ARGOSystems Inc., Mr. Collins served for three years as an officer in the United States Navy.

          John R. Treichler, a co-founder of the Company, has been a director of and employed by the Company since its incorporation in 1984. His present position with the Company is Senior Scientist. Prior to co-founding the Company, he worked at ARGOSystems Inc. for seven years, most recently serving as a senior scientist in the Strategic Systems Division, and at Stanford University for three years in the Information Systems Laboratory.

          Stuart G. Whittelsey, Jr. has been a director of the Company since 1990. He is a principal of his own consulting firm, Whittelsey Associates, which is engaged in corporate financial management. From July 1993 through April 1994, he was Chief Executive Officer of Lytton Garden Inc., a residence for HUD qualified seniors combined with a skilled nursing facility in Palo Alto, California. From January 1990 through June 1993, he was employed by Acurex Environmental Corporation, an environmental engineering firm, and its affiliated companies, where he most recently served as Vice President, Finance and Administration and Chief Financial Officer.

          John P. Devine has been a director of the Company since May, 1995. Mr. Devine served as Deputy Director, National Security Agency (NSA), for Technology and Systems from 1992-1995 and as Deputy Director, NSA for Research and Engineering from 1990-1992. From 1989-1990 he served as NSA Chief of Staff. Mr. Devine is currently a consultant to the industy.

          David D. Elliman has been a director of the Company since
1991. He founded in 1981 and continues to serve as a principal of Elmrock, Inc., an investment advising firm. He is a trustee of numerous trusts, the director of closely held companies and general partner of several limited partnerships engaged in investment activities. Mr. Elliman serves as President of several special purpose finance affiliates of Citicorp Bank, Chase Manhattan Bank, Sovran Financial Bank, Society Bancorp, Hyatt International and State Street Bank and Trust.

          Gary L. Yancey, a co-founder of the Company, has served the Company as President and Chairman of the Board since the Company's incorporation in January 1984. Prior to co-founding the Company, he was employed for ten years by ARGOSystems Inc., a manufacturer of electronic reconnaissance systems, most recently serving as Director of the Strategic Systems Division, and for seven years as an engineer with GTE Sylvania Inc., a defense electronics company.

MEETINGS OF THE BOARD OF DIRECTORS

          During fiscal 1997, the Board held four meetings. During that period, the Audit Committee of the Board held one meeting and the Compensation Committee held one meeting. The Company does not have a nominating committee of the Board. No director serving on the Board in fiscal 1997 attended less than 75% of such meetings of the Board and the committees on which he serves.

          The members of the Audit Committee during the Company's 1997 fiscal year were Stuart G. Whittelsey, Jr., John P. Devine, and David D. Elliman. The functions of the Audit Committee include reviewing and approving the results of the annual audit.

          The members of the Compensation Committee during fiscal 1997 were Stuart G. Whittelsey, Jr., John P. Devine, and David D. Elliman. The function of the Compensation Committee is to set and administer the total compensation program for the executive officers of the Company.

          THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                                  PROPOSAL TWO
                      APPOINTMENT OF INDEPENDENT AUDITORS

          The Board of Directors has selected Ernst & Young LLP to serve as independent auditors to audit the financial statements of the Company for fiscal 1998. Ernst & Young LLP has acted in such capacity since its appointment for fiscal 1985. Representatives of Ernst & Young LLP who will be present at the Annual Meeting,will be given the opportunity to make a statement if the representatives desire and will be available to respond to appropriate questions.


          THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL. In the event that ratification by the shareholders of the appointment of Ernst & Young LLP as the Company's independent auditors is not obtained, the Board will reconsider such appointment.

          The affirmative vote of a majority of the votes cast at the annual meeting of shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.




                    EXECUTIVE COMPENSATION AND OTHER MATTERS

COMPENSATION OF EXECUTIVE OFFICERS

                  The following table sets forth information for each of the Company's last three fiscal years concerning the compensation of the chief executive officer of the Company and the other executive officers of the Company whose total salary and bonus for service in all capacities to the Company for the fiscal year ended October 31, 1997 exceeded $100,000 during such fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                            Long Term
                                 Annual Compensation                       Compensation
                              -----------------------------                ------------
                                                                            Securities
                                                                 Other      Underlying
                               Fiscal    Salary     Bonus        Annual      Options
 Name and Principal Position    Year       ($)       ($)     Compensation(*)   (#)
----------------------------- --------- --------- ---------  --------------------------
Gary L. Yancey                    1997  $334,720   $12,051         $15,592           0
President and Chief Executive     1996   308,516       998          15,249           0
Officer                           1995   292,061    10,418          14,330           0

Kenneth Snow                      1997   205,572     5,141           8,071           0
Vice President-Operations         1996   182,710     2,215           7,166       1,000
                                  1995   159,037     5,869           5,709           0

Brian M. Offi                     1997   205,578     5,192           8,122           0
Vice President Finance and        1996   185,159     2,324           7,834       6,000
Chief Financial Officer           1995   175,273     6,295           7,264           0

Bani M. Scribner, Jr.             1997   204,382     4,020           7,229      20,000
Vice President-Strategic          1996   120,549     1,658           4,771      20,000
Systems Division

Kenway Wong                       1997   179,015     4,591           6,903           0
Vice President-Communication      1996
Systems Division (**)

     * Company funded retirement plan contribution.
     ** Appointed an executive officer in November 1997.


OPTION GRANTS IN LAST FISCAL YEAR - 1997

                  Options were granted in fiscal 1997 to one person named in the Summary Compensation Table.

<CAPTIOM>

                                                                            Potential realizab
                                                                              value at assumed
                                                                               annual rates of
                                                                                 stock price
                                                                              apperciation for
                                          Individual Grants                      option term
                                          -----------------                 ------------------
                   Number of
                   securities   Percent of total
                   underlying   options granted  Exercise or
                    Options     to employees     base price
      Name        granted (#)   in fiscal year   ($/Sh)       Expiration dat   5% ($)  10% ($)
----------------  ------------  ---------------  -----------  --------------   ------  -------

Ben Scribner         20,000          100%           $4.50        3/6/2002   $114,800 $145,000





OPTION EXERCISES AND FISCAL 1997 YEAR-END VALUES

                  During fiscal 1997 Brian Offi exercised options to purchase 6,000 option shares at an exercise price of $4.63/share. The value realized on such transaction was $48,720. The following table provides the specified information concerning unexercised options held as of October 31, 1997 by the persons named in the Summary Compensation Table:

                          AGGREGATED OPTION EXERCISES
                       AND FISCAL YEAR-END OPTION VALUES



                            Number of Securities              Value of Unexercised
                            Underlying Unexercised            In-the-Money Options
                            Options at 10/31/97                at 10/31/97 (2)
                        -------------------------------  -------------------------------
         Name           Exercisable (1)  Unexercisable   Exercisable (1)  Unexercisable
----------------------- --------------- ---------------  --------------- ---------------
Gary L. Yancey                     360               0            4,342               0

Brian M. Offi                    8,270               0           99,736               0

Kenneth Snow                     5,360               0           64,642               0

Bani M. Scribner, Jr.                0          40,000                0         482,400

Kenway Wong                     11,560               0          139,414               0




         ----------
         (1) Most options are only exercisable at the end of a two-year vesting period. Under the Company's 1991 Stock Option Plan, the Board retains discretion to modify the terms, including the prices, of outstanding options.

         (2) Based on the value of $12.06 which was the closing price of the Company's Common Stock as reported by Nasdaq National Market on October 31, 1997.




COMPENSATION OF DIRECTORS

          Directors who are employees of the Company are not compensated by the Company for services provided as a director. Each of the Company's directors who are not employees was paid $16,000 in annual retainer fees during fiscal 1997. The Company expects to pay an annual retainer of approximately $16,000 to its non-employee directors in fiscal 1998. In addition, the Company reimburses out-of-pocket travel expenses of non-employee directors not residing in the San Francisco Bary area in accordance with the Company's travel policy.


CHANGE OF CONTROL ARRANGEMENTS

          Under the Company's 1991 Stock Option Plan (the "Option Plan"), upon a change of control of the Company pursuant to a merger or acquisition of the Company,the acquiring or surviving company must either assume the Company's obligations under outstanding options or substitute options for its own shares. For options granted by the Company under the Option Plan prior to January 4, 1992, if the acquiring or surviving company in certain transactins does not either assume these obligations or substitute these options, the Board must accelerate the vesting and exercisability of unvested and unexercisable options to a date prior to the completion of the transaction. Under these terms of the Option Plan, all accelerated options not exercised prior to the completion of the transaction will terminate. Of the officers named in the Summary Compensation Table, Mr. Snow holds options granted under the Option Plan prior to January 4, 1992 to purchase 4,000 shares.




                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

          The Compensation Committee of the Board of Directors set compensation for the Company's executive officers for fiscal 1997, the Committee is comprised of the three non-employee directors of the Company, Messrs. Elliman, Devine and Whittelsey.

          The Compensation Committee is responsible for setting and administering the total compensation program for the executive officers of the Company. Recommendations for annual salary for the executive officers are made to the Compensation Committee by the Chief Executive Officer ("CEO") and the Company's Human Resources Manager.

          Salaries are generally set for the executive officers by evaluating their performance, evaluating their goals, evaluating the importance of each position to the achievement of the Company's strategic goals, and comparing compensation for the same positions at similarly sized electronics companies.

          The compensation of the Company's executive officers consists of salaries which are set toward the upper end of the appropriate salary ranges observed at similarly sized electronics companies and relatively modest bonuses received under plans in which all employees of the Company participate
(under which bonuses are determined using a common objective formula based upon the entire Company's profit performance), thereby leading to otal cash compensation (salary and bonus) of the Company's executive officers within the range of the total cash compensation of similarly situated counterparts at other electronics companies.

          For fiscal 1997 the Committee again considered whether to change the historical compensation structure for the executive officers to provide for discretionary cash bonuses or equity awards such as stock options based on personal performance goals. The Committee has decided to increase the use of stock options for executive compensation. It believes this will more closely align the compensation of Company executives with Company performance, as well as with the compensation packages offered executives at other similarly sized electronic companies. As of the date of this report, grants have been made to Gary Yancey, Brian Offi, Ken Snow, Ben Scribner,
Kenway Wong, JohnTreichler, and Jim Collins for 5,600 shares each and Mary Rogge for 800 shares at fair market value on 20 November 1997.

          With the background of this philosophy, the Compensation Committee used the following criteria to establish compensation for fiscal 1997 for its executive officers. First, the Committee considered the current importance of each position held by an executive officer to the ability of the Company to achieve its strategic objectives, including not only the importance of the group managed by the executive officer, but also the group's management needs, considering its organization and operation.
Second, the Committee received and considered compensation survey data covering the cash compensation (salary and bonus) paid by companies in the electronics industry with similar annual revenues to the Company. Finally, the Committee reviewed the self-evaluations of each executive officer and the CEO's annual review of all other executive officers.

          With respect to the Company's CEO, the Committee evaluated his performance during fiscal year 1997 with respect to the Company's revenues, the Company's profit margin, the size and progress of the Company's research and development efforts, and the quality of the CEO's management of his line managers. The Committee unanimously concluded that the CEO had a successful fiscal year, and approved a percentage increase in the CEO's salary which was in line with the Company's average salary increase for the fiscal year and placed the CEO in approximately the 75-80th percentile in terms of total cash compensation as compared to his peers at similarly sized electronics companies.

          The Company's policy with respect to compensation paid to its executive officers is to deduct such compensation which qualifies under
Section 162 (m) of the Internal Revenue Code, as amended, as an expense.

                                                 THE COMPENSATION COMMITTEE
                                                    David D. Elliman
                                                    John P. Devine
                                                    Stuart G. Whittelsey, Jr.


                        COMPARISON OF SHAREHOLDER RETURN

                  Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the Standard & Poor's 400 Mid-Cap Index ("S&P 400") and the Standard & Poor's Aerospace and Defense Index ("S&P Aerospace and Defense") for the period commencing on March 31, 1993, and ending on October 31, 1997.


           COMPARISON OF CUMULATIVE TOTAL RETURN FROM MARCH 31, 1993
                          THROUGH OCTOBER 31, 1997(2)

      APPLIED SIGNAL TECHNOLOGY, INC., S&P 400, S&P AEROSPACE AND DEFENSE


                                   [CHART 1]
PLOT POINTS

                    Applied                       S&P
                    Signal        S&P 400      Aerospace
      Date        Technology      Mid-Cap     and Defense
---------------- -------------  ------------  ------------
31 Mar. 1993          $100.00       $100.00       $100.00
29 Oct. 1993           $82.14       $106.61       $116.67
Oct. 1994              $57.14       $106.96       $128.65
Oct. 1995              $67.86       $127.20       $186.08
Oct. 1996              $67.86       $146.85       $249.46
Oct. 1997             $172.32       $192.02       $270.27

- ------------
(1) The effective date of the Company's initial public offering was March 26, 1993. Industry index information is available for month-ends only.

(2) Assumes that $100.00 was invested on March 31, 1993, in the Company's Common Stock and each index and that all dividends were reinvested. No dividends have been declared on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.


                      SHAREHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

          Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Company (i) must be received by the Company at its offices at 400 West California Avenue, Sunnyvale, California 94086 no later than October 2, 1998 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

                         TRANSACTION OF OTHER BUSINESS

          At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.



                                              BY ORDER OF THE BOARD OF DIRECTORS


                                               /s/ Gary L. Yancey
                                              ----------------------------------
                                              Gary L. Yancey, President


 Dated:  February 2, 1998



                        APPLIED SIGNAL TECHNOLOGY, INC.
                   Proxy for Annual Meeting of Shareholders
                      Solicited by the Board of Directors


          The undersigned hereby appoints Gary L. Yancey and Brian M. Offi, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in Applied Signal Technology, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held at the Santa Clara Marriott Hotel, 2700 Mission College Boulevard, Santa Clara, California on Thursday,
March 12, 1998 at 4:00 p.m. local time, and at any adjournment thereof
(1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged and 2) in their discretion upon such other matters as may properly come before the meeting.

       A vote FOR the following proposals is recommended by the Board of
Directors:
       1.  Election of Class II directors listed below.

        Nominees: James F. Collins, John R. Treichler, Stuart G. Whittelsey, Jr.

          [    ]  FOR             [    ]  WITHHELD

          [    ]  ______________________________________________________

                  INSTRUCTION: To withhold authority to vote for any nominee, mark the above box and list the name(s) of the nominee(s) in the space provided.

          2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the Company for the fiscal year ending
             October 31, 1998.
             [    ]  FOR          [    ]  WITHHELD            [    ]  ABSTAIN

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

          The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1 and 2.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                            Dated _______________________, 1998
                                            (Be sure to date Proxy)

                                            _________________________________
                                            Signature(s)

          Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.

          Even if you are planning to attend the meeting in person, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the meeting.